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                                                                   EXHIBIT 23.2

                            INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Amendment No. 1 to Registration Statement No. 333-21569 of Spinnaker Industries, Inc. on
Form S-3 of our report dated February 21, 1997 (relating to the financial statements of Central Products Company), appearing in the Annual Report on Form 10-K of Spinnaker Industries, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

Deloitte & Touche LLP
Milwaukee, Wisconsin
April 23, 1997

























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